UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K/A

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  July 1, 2003
(Date of earliest event reported)

UAL CORPORATION
(Exact name of registrant as specified in its charter)

                                                         Delaware                                            1-6033                                   36-2675207
                                 (State or other jurisdiction of incorporation)    (Commission File Number)      (I.R.S. Employer Identification No.)

1200 East Algonquin Road, Elk Grove Township, Illinois 60007
(Address of principal executive offices)

(847) 700-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5.            Other Events

                        None

Item 7.             Financial Statements and Exhibits.

(c) Exhibits        Description

        99.1          Amended Monthly Operating Report of UAL Corporation for the period May 1, 2003, through May 31, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION

By:	/s/ M. Lynn Hughitt____
Name:	M. Lynn Hughitt
Title:	Vice President and Controller

Dated:  July 1, 2003